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Exhibit 24

                           ISSUER'S POWER OF ATTORNEY

         We, the undersigned directors of Approved Financial Corp. ("the Company"), do hereby constitute and appoint Allen D. Wykle or Jean S. Schwindt and Eric Yeakel, or any of them, our true and lawful attorneys and agents to sign a Registration Statement on Form S-1 (and all amendments and revisions thereto) to be filed with the Securities and Exchange Commission, and with several states and to do any and all acts and things and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents, or any one of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, and all state securities laws, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission or the states, in connection with such Registration Statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below, any and all amendments (including post-effective amendments) hereto; and we do hereby ratify and confirm all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue of this power of attorney.

         Executed below by the following persons in the capacities and on the dates indicated:

         Signature                    Title                Date
         ---------                    -----                ----

         /s/ Allen D. Wykle           Director          12/1/2000
         ------------------                             ---------
         Allen D. Wykle

         /s/ Jean S. Schwindt         Director          12/1/2000
         --------------------                           ---------
         Jean S. Schwindt

         /s/ Stanley W. Broaddus      Director          12/1/2000
         ---------------------                          ---------
         Stanley W. Broaddus

         /s/ Leon H. Perlin           Director          12/1/2000
         ------------------                             ---------
         Leon H. Perlin

         /s/ Barry C. Diggins         Director          12/1/2000
         --------------------                           ---------
         Barry C. Diggins

         /s/ Oscar S. Warner          Director          12/1/2000
         -------------------                            ---------
         Oscar S. Warner

         /s/ Arthur Peregoff          Director          12/1/2000
         -------------------                            ---------
         Arthur Peregoff

         /s/ Robert M. Salter         Director          12/1/2000
         --------------------                           ---------
         Robert M. Salter

         /s/ Gregory J. Witherspoon   Director          12/1/2000
         --------------------------                     ---------
         Gregory J. Witherspoon

         /s/ Neil W. Phelan           Director          12/1/2000
         ------------------                             ---------
         Neil W. Phelan